UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

Centillium Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

47211 Lakeview Boulevard
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 771-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On March 22, 2004, Centillium Communications, Inc. issued a press release announcing the resignation of Shahin Hedayat from its board of directors and the appointment of Syrus Madavi to its board of directors. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.
Exhibit Number	Description
Exhibit 99.1	Press Release dated March 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Centillium Communications, Inc.

By:	/s/ Darrel Slack

Darrel Slack
Chief Financial Officer

Dated: March 22, 2004

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Press Release dated March 22, 2004.